4Q21 EARNINGS PRESENTATION JANUARY 27, 2022

2 SAFE HARBOR This Presentation (or otherwise made by JetBlue or on JetBlue’s behalf) contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which represent our management’s beliefs and assumptions concerning future events. These statements are intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. When used in this document and in documents incorporated herein by reference, the words “expects,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “targets” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, the coronavirus (“COVID-19”) pandemic, and the outbreak of any other disease or similar public health threat that affects travel demand or behavior; restrictions on our business related to the financing we accepted under various federal government support programs such as the Coronavirus Aid, Relief, and Economic Security Act, the Consolidated Appropriations Act, and the American Rescue Plan Act; our significant fixed obligations and substantial indebtedness; risk associated with execution of our strategic operating plans in the near-term and long-term; the recording of a material impairment loss of tangible or intangible assets; our extremely competitive industry; volatility in financial and credit markets which could affect our ability to obtain debt and/or lease financing or to raise funds through debt or equity issuances; volatility in fuel prices, maintenance costs and interest rates; our reliance on high daily aircraft utilization; our ability to implement our growth strategy; our ability to attract and retain qualified personnel and maintain our culture as we grow; our reliance on a limited number of suppliers, including for aircraft, aircraft engines and parts and vulnerability to delays by those suppliers; our dependence on the New York and Boston metropolitan markets and the effect of increased congestion in these markets; our reliance on automated systems and technology; the outcome of the lawsuit filed by the Department of Justice and certain state Attorneys General against us related to our Northeast Alliance entered into with American Airlines, our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; our presence in some international emerging markets that may experience political or economic instability or may subject us to legal risk; reputational and business risk from information security breaches or cyber-attacks; changes in or additional domestic or foreign government regulation, including new or increased tariffs; changes in our industry due to other airlines' financial condition; acts of war or terrorism; global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel; adverse weather conditions or natural disasters; and external geopolitical events and conditions. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs, and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. You should understand that many important factors, in addition to those discussed or incorporated by reference in this Presentation, could cause our results to differ materially from those expressed in the forward-looking statements. In light of these risks and uncertainties, the forward-looking events discussed in this Presentation might not occur. Our forward-looking statements speak only as of the date of this Presentation. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. This Presentation also includes certain “non-GAAP financial measures” as defined under the Exchange Act and in accordance with Regulation G. We have included reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and provided in accordance with U.S. GAAP within this Presentation.

3 4Q 2021 EARNINGS UPDATE ROBIN HAYES CHIEF EXECUTIVE OFFICER

4 POSITIONING FOR LONG-TERM FINANCIAL STRENGTH FY 2022 OUTLOOK (1) Refer to reconciliations of non-GAAP financial measures in Appendices A & B (2) As of December 31, 2021 • GAAP loss per share of ($0.40); non-GAAP loss per share of ($0.36) (1) • Adjusted EBITDA of $31M (1) versus expected range of ($50M) – $50M (1) • Revenue down (9.7%) Yo2Y; CASM up 14.4% Yo2Y (GAAP); CASM ex-Fuel up 16.3% Yo2Y (non-GAAP) (1) 4Q 2021 EARNINGS • Capacity between (1%) – 2% vs 1Q 2019 • Revenue down between (11%) – (16%) vs 1Q 2019 • CASM ex-Fuel up between 13% – 15% vs 1Q 2019 (1) 2Q 2021 PLANNING ASSUMPTIONS* • Capacity up between 11% – 15% vs 2019 • CASM ex-Fuel up between 1% – 5% vs 2019 1Q 2022 OUTLOOK • In 4Q21, paid down approximately $120M of debt • $2.8B of liquidity at 4Q close, equal to 35% of 2019 revenue • Adjusted Debt to Cap ratio at 53% (1) (2) 4Q 2021 BALANCE SHEET

5 PAVING A PATH TOWARDS VALUE CREATION Pulling unique levers and planning to serve a record number of customers Keeping our relentless focus on costs to deliver sustained profitability Capitalizing on Northeast Alliance to unlock value and promote competition Normalizing aircraft utilization to historical levels Evolving TrueBlue to reward loyal customers and drive value Increasing choice and lowering fares through Fare Options Ramping planned cost initiatives with a focus on productivity Leveraging investments in technology Executing a measured approach to capital allocation to maximize value Maintaining relative balance sheet strength Investing in margin-accretive aircraft for future growth Targeting investment grade credit metrics COMMERCIAL COSTS CAPITAL ALLOCATION Restoring earnings and expanding margins to beyond 2019 levels

ACCELERATING JETBLUE TRAVEL PRODUCTS REVENUE GROWTH

	Drivers of 2021 Growth	Expected drivers of 2022 growth
jetBlue vacations	• Differentiated offering (Insider Experience, VIP hotels, etc.) • TrueBlue integration	• Enhanced cross-selling capabilities • Larger paid marketing investment • Building traction with flight + cruise offering
paisly by jetBlue	• Launched new experience moving away from 3rd party white label sites • Optimized experience for car rental purchases • Started to expand to broader travel • TrueBlue integration • Introduction of new digital touch points	• Expanded lodging • Revamped user experience • Awareness campaign
Other Offerings	• Evolved insurance offering due to COVID related Customer needs • Expanded up-funnel awareness • Improved merchandizing	• Further insurance product innovation serving our Customer base • Opening additional touch points

Progress on KPIs

- 50% commissions revenue growth vs 2019
- $45M EBIT in 2021, despite intermittent demand
- Strong momentum towards $100M EBIT run-rate
- Accelerated take-rate for each key product category, with potential for even further upside

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LEADING THE INDUSTRY IN ESG EFFORTS

FOCUS AREAS	HIGHLIGHTS / KEY DEVELOPMENTS
Sustainability	• Affirmed commitments to sustainability and diversity at IATA's Annual General Meeting and World Aviation Festival • Formed the Aviation Climate Taskforce with nine other airlines and BCG to accelerate emerging technologies to decarbonize aviation • Launched Sustainable Travel Partners program, enabling corporate customers to purchase SAF certificates
Diversity, Equity & Inclusion	• Women represent ~40% of our first group of selected Gateway Direct candidates • People of color represent more than 44% of our Gateway Select classes • Crewmembers logged over 40,000 volunteer hours in 2021

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8 COMMERCIAL UPDATE & OUTLOOK JOANNA GERAGHTY PRESIDENT & CHIEF OPERATING OFFICER

MANAGING NEAR-TERM VOLATILITY; PLANNING FOR STRONG 2022



REVENUE GROWTH VERSUS 2019
Actual
Estimate
(11.8%)
(7.6%)
(9.8%)
(5.5%)
(9.7%)
(11%) – (16%)
Oct '21
Nov '21
Dec '21
3Q21
4Q21
1Q22*

- Strong revenue momentum in 4Q21 until Omicron wave
  - Surge in case counts disproportionately impacted the Northeast and international leisure during late 4Q21
  - Elevated cancels and refunds offset by strong holiday peaks
- Expect demand improvement sequentially throughout first quarter and beyond
  - Omicron timing greatly impacted first half of 1Q22, but trends have inflected meaningfully, with recent net revenue builds ~30 points above first week of January
  - Expect leisure and business travel recovery to resume to pre-Omicron trajectory with strong sequential growth
  - Premium leisure continues to be a tailwind, with Mint cabin outperforming during the holidays vs. pre-pandemic levels

*Denotes guidance

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REMAINING NIMBLE WITH CAPACITY WHILE RAMPING FOR RECORD YEAR


ASM GROWTH VERSUS 2019
Flown
Estimate
(5.4%)
(15.2%)
(1%) – 2%
11% – 15%
4Q21
FY21
1Q22*
FY22*

*Denotes guidance

- 1Q22 and FY22 capacity plan assumes demand regains momentum
  - Reduced capacity plan by ~5 points for 1Q22 due to Omicron impact
  - Normalizing aircraft utilization throughout the year; expecting demand to accelerate throughout 2022
  - Remaining nimble in reacting to environment
- Strengthening network and relevance and gaining corporate share
  - Driving efficient growth with full year double-digit capacity growth on low-single-digit departure growth
  - Over 75% of JetBlue's 2022 growth to be deployed in the Northeast
  - Through NEA, intend to gain larger share of business travel with expansive network and robust schedules

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1 1 FINANCIAL UPDATE & OUTLOOK URSULA HURLEY CHIEF FINANCIAL OFFICER

1 2 SUMMARY FINANCIALS 4Q 2021 METRIC 4Q 2021 4Q 2019 Change vs ‘19 Revenue (US$ million) 1,834 2,031 (10%) Operating Expenses (GAAP) 1,953 1,804 8% Operating Expenses (Non-GAAP) (1) 1,945 1,803 8% EBITDA (Adjusted) (US$ million) (1) 31 368 (92%) Earnings/(Loss) per Diluted Share (GAAP) (0.40) 0.56 NM Earnings/(Loss) per Share(1) (Non-GAAP) (1) (0.36) 0.56 NM (1) Refer to reconciliations of non-GAAP financial measures in Appendix A

PRIORITIZING COST CONTROL


CASM EX-FUEL VERSUS 2019
Actual 4Q21
Estimate 1Q22*
(1%) – 2%
(5.4%)
16.3%
13%
15%
14.4%
13%
15%
ASM
CASM ex-Fuel (1)
CASM

- Confident in plan to maintain competitive cost structure
  - COVID related crew cancels resulted in higher incremental costs; expect efficiencies going forward as schedule settles into a 'new normal'
  - Excluding impact of transitory headwinds, CASM ex-Fuel would be 8% to 10% Yo3 in 1Q22
  - Sequential progress expected throughout 2022 as JetBlue restores aircraft utilization to serve expected demand recovery and transitory headwinds dissipate

*Denotes guidance

(1) Operating expenses excluding special items; refer to reconciliations of non-GAAP financial measures in Appendix A

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1 4 OFFSETTING HEADWINDS TO DRIVE LOWER UNIT COSTS IN FY2022 Expected 2022 CASM ex-Fuel versus 2019 ~1-5 pts ~2-4 pts Pilot Contract Productivity and Business Partner Initiatives

1 5 MAINTAINING RELATIVE BALANCE SHEET STRENGTH LEVERAGE (1) Refer to reconciliations of non-GAAP financial measures in Appendix B Adjusted Debt to Cap (1) • Deleveraging the balance sheet remains a top priority • Measured progress towards investment grade metrics • In 4Q21, paid off $117 million in debt • For FY21, paid down $1.9 billion in debt, driving interest expense savings of ~$33 million in 2021 PRINCIPAL PAYMENTS Principal PrepaymentsScheduled Principal Payments $74 $100 $383 $220 $17 3Q21 4Q21 FY21 $1,509 $294 $117 $1,892 55% 53% 53% Jun 30 2021 Sep 30 2021 Dec 31 2021

1 6 SUMMARY OF CURRENT GUIDANCE FOR 1Q 2022 METRIC Guidance Available Seat Miles (ASMs) (1%) – 2% Yo3 Revenue (11%) – (16%) Yo3 CASM ex-Fuel 13% – 15% Yo3 Operating Expenses Related to Other Non-Airline Businesses ~$15 million Estimated Fuel Consumption in Gallons ~195 million Estimated Fuel Price per Gallon $2.59 Tax Rate ~28% Capital Expenditures ~$175 million Note: Fuel price based on forward curve as of January 14, 2022.

1 7 QUESTIONS?

1 8 4Q 2021 FINANCIAL RESULTS US$ Millions 4Q 2021 4Q 2019 Change vs ‘19 Total operating revenues 1,834 2,031 (9.7) Aircraft fuel and related taxes 463 455 1.8 Salaries, wages and benefits 640 589 8.7 Landing fees and other rents 157 112 40.1 Depreciation and amortization 142 140 1.5 Aircraft rent 24 23 3.9 Sales and marketing 54 75 (28.9) Maintenance, materials and repairs 153 137 11.5 Other operating expenses 312 272 14.8 Special items 8 1 NM Operating Income/(Loss) (119) 227 NM Other Income/(Expense) (44) (7) 533.7 Income/(Loss) before income taxes (163) 220 NM Income tax expense/(benefit) (34) 59 NM NET INCOME/(LOSS) (129) 161 NM Pre-Tax Margin (8.9%) 10.8% (19.7) pts Earnings/(Loss) per Diluted Share (GAAP) ($0.40) $0.56 Adj. Pre-Tax Margin* (7.9%) 10.9% (18.8) pts Adj. Earnings/(Loss) per Share (Non-GAAP)* ($0.36) $0.56 * Refer to reconciliations of non-GAAP financial measures in this Appendix A

1 9 Non-GAAP Financial Measures JetBlue uses non-GAAP financial measures in this presentation. Non-GAAP financial measures are financial measures that are derived from the consolidated financial statements, but that are not presented in accordance with generally accepted accounting principles in the United States, or GAAP. We believe these non-GAAP financial measures provide a meaningful comparison of our results to others in the airline industry and our prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies. The information in Appendices A and B provides an explanation of each non-GAAP financial measure and shows a reconciliation of non-GAAP financial measures used in this presentation to the most directly comparable GAAP financial measures. APPENDIX A

Operating expense per available seat mile, excluding fuel and related taxes, other non-airline operating expenses, and special items **("CASM Ex-Fuel")**

Operating expenses per available seat mile, or CASM, is a common metric used in the airline industry. We exclude aircraft fuel and related taxes, operating expenses related to other non-airline businesses, such as JetBlue Technology Ventures and JetBlue Travel Products, and special items from operating expenses to determine CASM ex-fuel, which is a non-GAAP financial measure.

In 2021, special items include contra-expenses recognized on the utilization of federal grants received under various payroll support programs, contra-expenses recognized on the Employee Retention Credits (ERCs) provided by the CARES Act, and one-time costs related to the ratification of the collective bargaining agreement with our inflight crewmembers.

Special items for 2019 include one-time costs related to our Embraer E190 fleet transition and the implementation of our pilots' collective bargaining agreement.

With respect to JetBlue's CASM ex-fuel guidance, JetBlue is unable to provide a reconciliation of the non-GAAP financial measure to GAAP because the excluded items have not yet occurred and cannot be reasonably predicted. The reconciling information that is unavailable would include a forward-looking range of financial performance measures beyond our control, such as fuel costs, which are subject to many economic and political factors. Accordingly, a reconciliation to CASM is not available without unreasonable effort.

NON-GAAP FINANCIAL MEASURE
RECONCILIATION OF OPERATING EXPENSE PER ASM, EXCLUDING FUEL
($ in millions, per ASM data in cents)
(unaudited)

	Three Months Ended December 31,				Twelve Months Ended December 31,			
	2021		2019		2021		2019	
	$	per ASM	$	per ASM	$	per ASM	$	per ASM
Total operating expenses	$ 1,953	$ 12.84	$ 1,804	$ 11.22	$ 6,117	$ 11.30	$ 7,294	$ 11.43
Less:								
Aircraft fuel and related taxes	463	3.04	455	2.83	1,436	2.65	1,847	2.89
Other non-airline expenses	12	0.08	12	0.08	43	0.08	46	0.08
Special items	8	0.06	1	-	(833)	(1.54)	14	0.02
Operating expenses, excluding fuel	$ 1,470	$ 9.66	$ 1,336	$ 8.31	$ 5,471	$ 10.11	$ 5,387	$ 8.44

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2 1 LOCATION Earnings before interest, taxes, depreciation, amortization, and special Items Earnings before interest, taxes, depreciation, and amortization (EBITDA) is a non-GAAP financial measure. We believes this measure allows investors to better understand the financial performance of the company by presenting earnings from our business operations without including the effects of capital structure, tax rates, depreciation, and amortization. We further adjusted EBITDA to account for the impact of special items which are unusual or infrequent in nature. 2021 2019 2021 2019 Net income (loss) $ (129) 161$ $ (182) 569$ Less: Interest (expense) (39) (22) (192) (79) Capitalized interest 3 4 12 14 Gain (loss) on equity investments (10) - 44 15 Interest income and other 2 11 (47) 18 Add back: Income tax expense (benefit) (34) 59 (81) 199 Depreciation and amortization 142 140 540 525 Earnings before interest, taxes, depreciation, and amortization 23$ 367$ 460$ 1,325$ Add back: Special items 8 1 (833) 14 Earnings before interest, taxes, depreciation, amortization, and special items 31$ 368$ (373)$ 1,339$ Three Months Ended December 31, Twelve Months Ended December 31, NON-GAAP FINANCIAL MEASURE EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION, AMORTIZATION, AND SPECIAL ITEMS (in millions) (unaudited)

Operating expense, income (loss) before taxes, net income (loss) and earnings (loss) per share, excluding special items and gain (loss) on equity investments

Our GAAP results in the applicable periods were impacted by credits and charges that were deemed special items.

In 2021, special items include contra-expenses recognized on the utilization of federal grants received under various payroll support programs, contra-expenses recognized on the Employee Retention Credits (ERCs) provided by the CARES Act, and one-time costs related to the ratification of the collective bargaining agreement with our inflight crewmembers.

Special items for 2019 include one-time costs related to our Embraer E190 fleet transition and the implementation of our pilots' collective bargaining agreement.

Certain gains and losses on our equity investments were also excluded from our 2021 and 2019 GAAP results.

We believe the impact of these items distort our overall trends and that our metrics are more comparable with the presentation of our results excluding the impact of these items. The table below provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impact of these items.

NON-GAAP FINANCIAL MEASURE

RECONCILIATION OF OPERATING EXPENSE, INCOME (LOSS) BEFORE TAXES, NET INCOME (LOSS) AND EARNINGS (LOSS) PER SHARE EXCLUDING SPECIAL ITEMS AND GAIN (LOSS) ON EQUITY INVESTMENTS

(in millions, except per share amounts)

(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2021	2019	2021	2019
Total operating revenues	$ 1,834	$ 2,031	$ 6,037	$ 8,094
Total operating expenses	$ 1,953	$ 1,804	$ 6,117	$ 7,294
Less: Special items	8	1	(833)	14
Total operating expenses excluding special items	$ 1,945	$ 1,803	$ 6,950	$ 7,280
Operating income (loss)	$ (119)	$ 227	$ (80)	$ 800
Add back: Special items	8	1	(833)	14
Operating income (loss) excluding special items	$ (111)	$ 228	$ (913)	$ 814
Operating margin excluding special items	-6.0%	11.2%	-15.1%	10.1%
Income (loss) before income taxes	$ (163)	$ 220	$ (263)	$ 768
Add back: Special items	8	1	(833)	14
Less: Gain (loss) on equity investments	(10)	-	44	15
Income (loss) before income taxes excluding special items and gain (loss) on equity investments	$ (145)	$ 221	$ (1,140)	$ 767
Pre-tax margin excluding special items and gain on equity investments	-7.9%	10.9%	-18.9%	9.5%
Net income (loss)	$ (129)	$ 161	$ (182)	$ 569
Add back: Special items	8	1	(833)	14
Less: Income tax (expense) benefit related to special items	2	-	(249)	4
Less: Gain (loss) on equity investments	(10)	-	44	15
Less: Income tax (expense) benefit related to gain (loss) on equity investments	3	-	(13)	(4)
Net income (loss) excluding special items and gain (loss) on equity investments	$ (116)	$ 162	$ (797)	$ 568
Earnings (Loss) Per Common Share:				
Basic	$ (0.40)	$ 0.56	$ (0.57)	$ 1.92
Add back: Special items, net of tax	0.02	0.01	(1.84)	0.04
Less: Gain (Loss) on equity investments, net of tax	(0.02)	-	0.10	0.04
Basic excluding special items and gain (loss) on equity investments	$ (0.36)	$ 0.57	$ (2.51)	$ 1.92
Diluted	$ (0.40)	$ 0.56	$ (0.57)	$ 1.91
Add back: Special items, net of tax	0.02	-	(1.84)	0.03
Less: Gain (Loss) on equity investments, net of tax	(0.02)	-	0.10	0.04
Diluted excluding special items and gain (loss) on equity investments	$ (0.36)	$ 0.56	$ (2.51)	$ 1.90

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2 3 APPENDIX B: CALCULATION OF LEVERAGE RATIOS LOCATION Adjusted debt to capitalization ratio Adjusted debt to capitalization ratio is a non-GAAP financial metric which we believe is helpful to investors in assessing the company's overall debt profile. Adjusted debt includes aircraft operating lease liabilities, in addition to total debt and finance leases, to present estimated financial obligations. Adjusted capitalization represents total equity plus adjusted debt. December 31, 2021 September 30, 2021 June 30, 2021 Long-term debt and finance leases 3,651$ 3,760$ 3,998$ Current maturities of long-term debt and finance leases 355 391 432 Operating lease liabilities - aircraft 256 265 239 Adjusted debt 4,262$ 4,416$ 4,669$ Long-term debt and finance leases 3,651$ 3,760$ 3,998$ Current maturities of long-term debt and finance leases 355 391 432 Operating lease liabilities - aircraft 256 265 239 Stockholders' equity 3,849 3,949 3,813 Adjusted capitalization 8,111$ 8,365$ 8,482$ Adjusted debt to capitalization ratio 53% 53% 55% NON-GAAP FINANCIAL MEASURE ADJUSTED DEBT TO CAPITALIZATION RATIO (in millions) (unaudited)

2 4 Deliveries A220 A321NEO A321NEO LR A320 E190 Total 2022 9 - 3 - - 12 2023 18 6 5 - - 29 Note: Delivery and lease return schedules as of January 27, 2022 APPENDIX C: CONTRACTUAL ORDER BOOK Returns A220 A321NEO A321NEO LR A320 E190 Total 2023 - - - (4) (6) (10)

2 5 Investor Presentations http://blueir.investproductions.com/investor-relations/events-and-presentations/presentations Earnings Releases http://blueir.investproductions.com/investor-relations/financial-information/quarterly-results Annual Reports http://blueir.investproductions.com/investor-relations/financial-information/reports/annual-reports SEC Filings http://blueir.investproductions.com/investor-relations/financial-information/sec-filings Proxy Statements http://blueir.investproductions.com/investor-relations/financial-information/reports/proxy-statements Investor Updates http://blueir.investproductions.com/investor-relations/financial-information/investor-updates ESG Reports* http://blueir.investproductions.com/investor-relations/financial-information/reports/sustainable-accounting-standards-board-reports www.investor.jetblue.com/investor-relations DOCUMENT LOCATION * Environmental, Social, and Governance Reports APPENDIX D: RELEVANT JETBLUE MATERIALS